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                                                                     Exhibit-4.2


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                     CLASS A ORDINARY SHARES                PAR VALUE
                                                      ONE CENT (U.S. $0.01)

                       [Fruit of the Loom logo]


  NUMBER                                                  SHARES

CA



A COMPANY LIMITED BY SHARES INCORPORATED IN THE            CUSIP G3682L 10 5
 CAYMAN ISLANDS UNDER THE COMPANIES LAW (1995) REVISION  SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS




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THIS CERTIFIES THAT





IS THE REGISTERED HOLDER OF
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          FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES, OF

Fruit of the Loom, Ltd. The instrument of transfer of any share shall be executed by or on behalf of the transferor and transferee and the transferor shall be deemed to remain a holder of the share until the name of the transferee has been entered in the register of members in respect of that transfer.
    The Common Seal of Fruit of the Loom, Ltd. was affixed in the presence of:

Dated:

  Countersigned and Registered:
ChaseMellon Shareholder Services, L.L.C.
                                  Transfer Agent
                                  and Registrar                       DIRECTOR

                                                       [SEAL]
 By

                            Authorized Signature                     SECRETARY


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FRUIT OF THE LOOM, LTD.

The Company will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares of the Company authorized to be issued, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or the Transfer Agent. Such information is contained in the Articles of Association of the Company a copy of which may be inspected at the Registered Office of the Company.


ABBREVIATIONS

The following abbreviations, when used in the inscription in the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    N    as tenants in common
TEN ENT    N    as tenants by the entireties
JT TEN N   as joint tenants with right of
                survivorship and not as tenants
                in common

              UNIF GIFT MIN ACT  N     ............. Custodian ................
                              (Cust)                  (Minor)
                            under Uniform Gifts to Minors
                            Act .............................
                                          (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                  hereby sells, assigns and
transfers unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE








(Please Print of Typewrite Name and Address, including Zip Code of Assignee)


Shares
of stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:



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SIGNATURE

SIGNATURE

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.